                                       Exhibit 10.12

                 STANDARD FORM OF LOFT LEASE
           The Real Estate Board of New York, Inc.
             Copyright 1982. All rights Reserved.
         Reproduction in whole or in part prohibited


Agreement of Lease, made as of this 10th day of April 1992, between HEXAGON ASSOCIATES, a New York Partnership with offices at 101 Fifth Avenue, New York, New York 10003, party of the first part, hereinafter referred to as OWNER, and SOFT-COM INC., a New York Corporation with offices at 140 West 22nd Street (Unit 7A), New York, New York 10011, party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Front Portion of the Seventh (7th) Floor, designated Unit 7A, in the building known as 140-144 West 22nd Street, in the Borough of Manhattan, City of New York, for the term of Five (5) Years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the First day of February nineteen hundred and Ninety-Two, and to end on the Thirty-First day of
January nineteen hundred and Ninety-Seven both dates inclusive, at an annual rental rate of see rider attached; which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first see rider monthly installment(s) on the execution hereof (unless this lease be a renewal).
    In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
    The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
Occupancy:      1.  Tenant shall pay the rent as above and as herein-
                    after provided.
Use:            2.  Tenant shall use and occupy demised premises for
                    Executive, Sales & Marketing offices and Support Staff only provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:   3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation; general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenants or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window         5. Tenant will not clean nor require, permit, suffer or allow any
Cleanings      window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any
other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements   6. Prior to the commencement of the lease term, if Tenant is
of Law, Fire   then in possession, and at all times thereafter, Tenant shall,
Insurance,     at Tenant's sole cost and expense, promptly comply with all
Floor Loads:   present and future laws, orders and regulations of all state, federal, municipal and local governments, departments,
commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Ternant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law, Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--     8. Owner or its agents shall not be liable for any damage to
Loss, Damage,  property of Tenant or of others entrusted to employees of
Reimburse-     the building, nor for loss of or damage to any property
ment, Indemni- of Tenant by theft or otherwise, nor for any injury or damage
ty:            to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,    9. (a) If the demised premises or any part thereof shall be
Fire and Other  damaged by fire or other casualty, Tenant shall give
Casualty:       immediate notice thereof to Owner and this lease shall
                continue in full force and effect except as
hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (1) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminant    10. If the whole or any part of the demised premises shall be
Domain: acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpected term of said lease.

Assignment,  11. Tenant, for itself, its heirs, distributees, executors,
Mortgage,    administrators, legal representatives, successors and assigns,
Etc.:        expressly covenants that it shall not assign, mortgage or
             encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric    12. Rates and conditions in respect to submetering or rent
Current:    inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to    13. Owner or Owner's agents shall have the right (but shall not
Premises:    be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

--------------------------
Rider to be added if necessary.

VAULT, VAULT SPACE, AREA:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

17 (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five
(5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three
(3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

    (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make defaults hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease,
(c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, as Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligations of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement, hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.


INABILITY TO PERFORM:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.


BILLS AND NOTICES:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part of at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.


WATER CHARGES:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to, other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, ________% ($25.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.


SPRINKLERS:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $25.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.


ELEVATORS, HEAT, CLEANING:

31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.;
(b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

Security:      32. Tenant has deposited with Owner the sum of $8,000 as
               security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease;
it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:      33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:   34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof). Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent       35. If an excavation shall be made upon land adjacent to the
Excavation-    demised premises, or shall be authorized to be made, Tenant
Shoring:       shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and      36. Tenant and Tenant's servants, employees, agents, visitors,
Regulations    and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel       38. Tenant, at any time, and from time to time, upon at least
Certificate:   10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or
corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect as modified and stating the modifications), starting the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory      39. If, at the request of and as accommodation to Tenant, Owner
Board Listing  shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.


Successors     40. The covenants, conditions and agreements contained in this
and Assigns:   lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors,
administrators, successors, and except as otherwise provided in this lease, their assigns.

   If the rear part of the 7th floor (Unit 7R) shall have been rented out by Landlord, upon the expiration of such Lease Agreement for the rear part of the 7th floor (Unit 7R), Soft-Com, Inc. shall have the right of first refusal for the rear part of the 7th floor (Unit 7R).

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                  BY:
                                    ----------------------------------- {seal}
                                        HEXAGON ASSOCIATES
                                        (Landlord)

-----------------------------       ----------------------------------- {L.S.}


Witness for Tenant:                 BY:
                                    ----------------------------------- {seal}
                                        SOFT-COM, INC. (Tenant)


-----------------------------       ----------------------------------- {L.S.}

                              ACKNOWLEDGMENTS

CORPORATE TENANT
STATE OF NEW YORK,        ss.:
County of

  On this         day of             ,19    , before me

personally came
to me known, who being by me duly, sworn, did depose and say that he resides in

that he is the                             of

the corporation described in and which executed the foregoing instrument, as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT
STATE OF NEW YORK,        ss.:
County of

  On this              day of                     ,19       , before me

personally came

to me known and known to me to be the individual described in and who, as
TENANT, executed the foregoing instrument and acknowledged to me that     he
executed the same.

--------------------------------------------------------------------------------
                                IMPORTANT--PLEASE READ


RULES AND REGULATIONS ATTACHED TO AND
    MADE PART OF THIS LEASE
  IN ACCORDANCE WITH ARTICLE 36.

  1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

  2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

  3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

  4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

  5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on the doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

  6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building or which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

  7. No additional locks or bolts or any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

  8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrance and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

  9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bookblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

  10. Owner reserves the right to exclude from the building between the hours of 6 p.m., and 8 a.m., on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing. Owner shall not be required to allow Tenant or any person. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

  11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

  12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substances, or cause or permit any odors of cooking or other process, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

  13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address: 140-144 West 22nd Street

Premises Front Portion of 7th Floor

                       HEXAGON ASSOCIATES

                              TO

                         SOFT COM, INC.

                        STANDARD FORM OF
                           LOFT LEASE

                The Real Estate Board of New York, Inc.
                  Copyright 1982. All rights Reserved
              Reproduction in whole or in part prohibited.

Dated April 10, 1992

Rent per Year

            see rider attached;

Rent per Month

Term   Five (5) Years
From   February 1, 1992
To     January 31, 1997

Drawn by     lb                   Checked by
         ---------------------               --------------------

Entered by                        Approved by
         ---------------------               --------------------

                           Rider to Lease Agreement

                                  Between

                          HEXAGON ASSOCIATES, LANDLORD

                                     And

                             SOFT-COM, INC., TENANT

                    Dated: April 10, 1992

                    Floor: Front Portion of the 7th Floor (Unit 7F)
                           140-144 West 22nd Street
                           New York, New York 10011

41.   a.   Tenant shall pay base rent as follows:


           Lease Year       Annual Rent       Monthly Rent
           ----------       -----------       ------------
               1             $48,000.00         $ 4,000.00

               2             $49,920.00         $ 4,160.00

               3             $51,916.00         $ 4,326.40

               4             $53,992.64         $ 4,499.39

               5             $56,152.35         $ 4,679.36

      b. The monthly rent shall be paid by Tenant to Landlord on the first day of each month during the term of this Lease.

      c. The first lease year is defined as the twelve (12) calendar months beginning February 1, 1992 and ending January 31, 1993.

42.   1.   For the purpose of this Article '42', the parties have agreed that:

           a. The term "Real Property" shall mean collectively the real property known as 140-144 West 22nd Street, New York City and the building erected thereon.

           b. The term "Taxes" shall mean the total amount of Real Estate Taxes levied, assessed and imposed against the real property on an annual basis by the Taxing Authorities having jurisdiction thereover (or if due to a future change in the method of taxation, any franchise income, profit or other tax assessment, levy or governmental charge of any kind or nature whatsoever, however designated, substituted for or replacing, in full or in part, Real Estate Taxes.

           c. The term "Tax Year" shall mean each period of twelve (12) consecutive months commencing on July 1 of each such period in which occurs any part of the term of this Lease, or such other period as may hereafter be duly adopted as the fiscal year for Real Estate Tax purposes by the City of New York.

           d. The term "Base Year" shall mean Real Estate Taxes for the Tax Year 1992/1993.

           e. The term "Base Year Premiums" shall mean the cost of all Insurance Coverages for the real property payable by Landlord for the Year 1992.

      2. If Taxes for any Tax Year shall be increased above the Base Year Taxes, then Tenant shall pay to Landlord, as additional rent, 5.56% of such increase. The amount due hereunder shall be paid by Tenant in twelve (12) equal monthly installments beginning one (1) month after Landlord receives Notice of Tax Assessment from the City of New York. Landlord shall submit a statement to Tenant showing in reasonable detail the computation of the amount, if any, due hereunder to Landlord. Any such tax increase for the Tax Year in which this Lease shall end shall be apportioned. In no event shall decrease in Taxes in any way reduce the rent or additional rent payable by Tenant under this Lease.

      3. If Insurance Premiums shall be increased above the Base Year premiums for 1992, Tenant shall pay to Landlord, as additional rent 5.56% of such increase. Copies of Premium Statement furnished by the Insurance Company to Landlord shall be conclusive evidence of total monies paid on premium for such year by Landlord.

      4.   A Tax bill and/or Notice of Tax Assessment from the City of New
           York for any relevant Tax Year shall be full and conclusive evidence of the amount of Taxes imposed for such year, unless the assessment for such year be protested and, in such later event, all computations and payments hereunder, pending final determination of the proceeding, shall be based upon such original tax bill or Notice of Assessment, with retroactive adjustments to be made upon demand by either party following such final determination.

      5.   If Landlord shall receive any tax refund in respect of any Tax
           Year with respect to which Tenant shall have paid any monies pursuant to this numbered Article, the Landlord may retain, out of such tax, refund, any reasonable expenses incurred by it in obtaining such tax refund and out of any then remaining balance of such tax fund, Landlord shall pay to Tenant, provided
           Tenant is not then in default under any of the covenants or provisions of this Lease, 5.56% of such remaining balance of tax refund. If Landlord shall obtain a reduction in assessed valuation in respect of any Tax Year with respect to which Tenant shall not have paid any monies pursuant to this numbered
           Article, the amount of Taxes for such Tax Year plus the amount of any reasonable expenses incurred by Landlord in obtaining such reduction shall be deemed to be the Taxes finally determined to be payable by Landlord for such Tax Year.

43. Tenant shall also pay to the Landlord as additional rent, adjustments for increases in Landlord's cost of fuel for the building in which the demised premises are located. The "Base Year" for calculating increases in fuel shall be the period commencing Feb. 01, 1992 thru January 31, 1993.

      Tenant shall pay to Landlord 5.56% of the increase in fuel costs over the Base Year. Every statement furnished by Landlord pursuant to this Article shall be conclusive and binding upon the Tenant unless (i) within ten
      (10) days after the receipt of such statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect,
      (ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within ninety (90) days after receipt of the statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent to Landlord in accordance with statement and such payment shall be without prejudice to Tenant's position and to Tenant's right to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with the statement.

44.   a.   If any of the provisions of this Rider conflicts or are otherwise inconsistent with any of the printed provisions of the Lease, or of the Rules and Regulations appended to this Lease, the provisions of this Rider shall prevail.

      b. For the purpose of this Lease, unless the context otherwise requires:

           1. The term "Fixed Rent" shall mean rent at the annual rental rate provided for in Article 41 of this Rider.

           2. The term "Additional Rent" shall mean all sums of money other than fixed rent, and shall become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies thereof as for a default in payment of fixed rent.

           3. The term "Rents" shall mean fixed and additional rents hereunder. Any proration of rents or credits provided for in this Lease shall be deemed to include prepaid rents and credits and shall be made in the ratio of the periods of time involved and refund (or credit against rents then or thereafter due) for overpayment or payment of net rents accrued shall be made accordingly upon Landlord's demand.

     4. The term "Mortgage" shall include an indenture of Mortgage and Deed of Trust to a trustee to secure an issue of bonds, and the term "Mortgage" shall include such a trustee.

     5. The term "Obligations of this Lease" and words of like import shall mean the covenants to pay rent and additional rent under this Lease and all of the other covenants and conditions contained in this Lease. Any provisions in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenant, as the case may be.

     6. The term "Tenant's Obligations" hereunder and words of like import, and the term "Landlord's Obligations" hereunder, and words of like import shall mean obligations of this Lease which are to be performed or observed by Tenant or by Landlord, as the case may be. Reference to "performance" of either party's obligations under this Lease shall be construed as "performance and observance". "Tenant's Obligations" hereunder shall be construed in each and every instance as conditions as well as covenants.

     7. Reference to Tenant being or not being "in default hereunder", or words of like import, shall mean that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that a condition of the character described in Article 17 has occurred and continues or has not occurred or does not continue, as the case may be.

     8. The term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) or Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the demised premises as owner of Tenant's estate and interest granted by this Lease, and also, if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant.

     9. The term "repair" shall be deemed to include replacement of parts as may be necessary to achieve and/or maintain good working order and condition.

    10. The term "Untenantable" shall be deemed to include being inaccessible.

    11. The words "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to".

    12. The words "herein", "hereof", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article, subdivision thereof unless expressly so stated.

c. 1. Nothing contained in Article 4, 6 and 15 shall obligate Tenant to make any structural or extraordinary repair or alteration in the demised premises unless the same is required by reason of a condition created by or at the instance of Tenant, or its agents, employees or visitors, including the manner in which the demised premises is used by Tenant, its agents, employees or visitors, or the making or existence of Tenant's alterations, decorations, installations, additions or improvements in the demised premises.

2. Supplementing Article 6, Tenant, at its expense, shall procure and comply with all licenses, permits and certificates which may be required for the lawful operation of Tenant's business in the demised premises. Tenant, at its expense, shall provide, install and maintain fire extinguishers and appurtenances thereto required by the Government Authorities having jurisdiction of the building in which the demised premises are located which may be required by the use of the demised premises.

3. Further supplementing Article 6, Tenant shall conduct its business and shall install Tenant's property in the demised premises in such manner as to enable Landlord obtain the lowest possible rate of insurance upon the building in which the demised premises are located and Landlord's property therein, as is available to a building in similar condition, and, anything herein to the contrary notwithstanding, Tenant shall reimburse Landlord, upon demand, for any increase in the rate of insurance which Landlord may be required to pay because of the manner in which Tenant operates in the demised premises.

4. Supplementing Article 12, Tenant shall directly pay for all electric current used in the demised premises for light and power or any other purpose (other than heat) for its exclusive use, and the operation of the ventilation equipment which may exclusively serve the demised premises.

5. If separate access is not available, then Landlord's right of access provided for in the first two (2) sentences of Article 13 shall be deemed to include (i) access to any equipment or fixtures in or accessible through the demised premises which are used in the general service of the building in which the demised premises are located or for the maintenance or repair of which Landlord may be responsible; (ii) egress and ingress through the demised premises for the purpose of removing waste, refuse, debris and garbage resulting from the operation of the building.

6. Supplementing Article 27, whenever either party shall consist of more than one person or entity, any notice, statement, demand and/or other communication required or permitted to be given, rendered or made to or by, and any payment to be made to such party shall be deemed duly given, rendered or made or paid if addressed to or by (or in the case of payment by check, to the order of) one of such persons or entities who shall be designated from time to time by all persons or entities then comprising such party. Such party shall promptly notify the other of the identity of such person and entity who is so to act on behalf of all persons and entities comprising such party and of all changes in such entity.

7. Supplementing Article 30, Landlord shall not be required to supply, to he demised premises, any utilities or services of any kind (except heat, water and elevator) including without limitation, such items as may be necessary for Tenant to conduct its business at the demised premises. Without limiting the foregoing, Tenant agrees to make its own arrangements for the furnishing of any other utilities consumed by Tenant in the demised premises for any purpose whatsoever. In no event shall Landlord be responsible for charges of electricity unless by special arrangement.

        8. Supplementing Article 31, Tenant shall be solely responsible for the cleaning of the bathrooms and hallways adjacent to the demised premises, however, where there are more than one Tenant per floor, Tenant shall be jointly responsible with the other Tenant(s) for the cleaning of the bathrooms and hallways on the floor in which the demised premises are located.

45. Tenant acknowledges that it has inspected the demised premises and has agreed to accept possession in its "AS IS" condition. Landlord shall not be obligated to make any changes, improvements, restorations or alterations to the demised premises except as set forth in Article 59 of this Rider.

46. a. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder shall have become entitled under such superior mortgage to remedy the same (which reasonable period shall, in no event, be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such holder shall, with due diligence, give to Tenant, a written notice of intention to, and commence and continue to remedy such act or omission.

    b. If the holder of a superior mortgage shall succeed to Landlord's estate in the building in which the demised premises are located or the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new Lease or a deed or otherwise, then at the election of such party so succeeding to Landlord's rights (herein sometimes called "Successor Landlord"). Tenant shall attorn to and recognize such successor Landlord as Tenant's Landlord under this Lease, and shall promptly execute and deliver any instrument that such successor Landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant.

47. Each party shall, at any time and from time to time, at the request of the other party, upon not less than ten (10) days notice, execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications.

     that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in the performance of any of its obligations under this Lease, and if so, specifying each such default of which the signer may have knowledge of, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certification may be dealing.

48. Tenant agrees to use its best efforts to include in each of its insurance policies insuring Tenant's property and Tenant's business interests in the demised premises against loss, damage, or destruction by fire or other casualty:

     a. a waiver of the insurer's right of subrogation against Landlord and Landlord's Landlord;

     b. an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, and

     c. any other form of permission for the release of the other party.

     If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall so elect and shall pay the Insurer's additional charge therefor, such waiver or permission shall be included in the policy, or the other party shall be named as an additional assured in the policy. Tenant's policy shall name Landlord as an additional assured and shall contain agreement by Insurer that the policy will not be canceled without, at least, ten (10) days prior written notice to Landlord. Tenant shall not be required to obtain a waiver of subrogation if such waiver would cause Tenant to pay any additional charges.

49. a. Tenant shall indemnify and save harmless, Landlord and its agents against and from (1) any and all claims (a) arising from (1) the conduct of business in or management of the demised premises or
        (2) work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the demised premises during the term of this Lease or (b) arising from any negligence or wrongful act or omission of Tenant or any of its sub-tenants or licensees or its and/or their employees or agents or contractors, and (ii) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord.

     b. Tenant shall be relieved of obligations and liabilities to Landlord under the provisions of part (a) of this Article if and to the extent that, and so long as, Tenant provides and maintains in force, insurance for the benefit of Landlord and enforceable by Landlord as named insured, with a carrier reasonably satisfactory to landlord, against the claims, liabilities, costs and expenses referred to in said part (a).

     c. Landlord and its partners shall be under no special liability with respect to any of the provisions of this Lease and if Landlord is in breach or in default with respect to his obligations or otherwise under this Lease, Tenant shall look solely to the interest of such Landlord in the building in which the demised premises are located for the satisfaction of Tenant's remedies. It is expressly agreed that Landlord is not obligated to provide or render any services whatsoever other than those services enumerated in this Lease to the Tenant and Landlord shall not be liable for damages, or otherwise in the event that this Lease becomes invalid as a result of any foreclosure or other proceedings, or in the event that Tenant suffers any damages as a result of any act omitted or committed to be done by Landlord.

50.   a.      Without limiting Tenant's liability under the indemnity
              provided for in Article 49, except as provided in part (b) thereof, Tenant shall provide on or before the Commencement
              Date, and shall keep in force through out the term of this Lease, for the benefit of Landlord and Tenant, Insurance of the kinds and in the limits hereafter specified against any liability whatsoever occasioned by any occurrence in, on or about, or resulting from the use, operation and/or maintenance of the demised premises or the fixtures or equipment therein, passageways and other areas which are immediately adjacent to the demised premises, and shall cause Landlord and its agents to be named as co-assureds in all policies of such insurance.
              Such kinds and limits of Insurance as follows:

                    Comprehensive General Public Liability Insurance in limits of $1,000,000 for bodily injury or death to any one person; $2,000,000 for injuries to and/or deaths of more than one person in respect of any one occurrence and $50,000 for property damage in respect of any one occurrence.

      b. The policies of Insurance provided for in part (a) of this Article shall be issued by Insurance Companies reasonably satisfactory to Landlord and shall be non-cancelable except on, at least, ten (10) days prior written notice to Landlord, and to the extent obtainable, shall not be invalidated against one assured. Any of the Insurance coverages provided for in said part (a) may be incorporated in a blanket policy covering the demised premises and other locations provided that the limits of coverage with respect to the demised premises shall not be less than the limits in said part (a). Not later than the Commencement Date, Tenant shall furnish Landlord with a duplicate original policy or Certificate evidencing each such insurance together with satisfactory evidence of payment of the premium therefor. Similar documentary evidence of renewal and payment for each renewal or new policy for such insurance shall be furnished to Landlord on or before each date of expiration of the current policy. Should Tenant fail to procure or maintain any such Insurance and pay the premium therefor, Landlord may, at its option, procure a policy of such insurance and pay the premium therefor and Tenant shall reimburse Landlord for the cost of such premium upon demand.

51. Tenant and Landlord warrant and represent that no broker exceptxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx were instrumental in consummating this Lease, and that no conversations or prior negotiations were had with any other broker concerning the renting of the demised premises. Tenant and Landlord agree to hold the other harmless against any claims for brokerage commissions arising out of any conversations or negotiations had by Tenant or Landlord, as the case may be, with any brokers except those specifically named in this paragraph 51.

52. Submission by Landlord of the within Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

53. Notwithstanding anything to the contrary herein, Tenant shall have no right to assign this Lease nor sublet the demised premises or any part thereof nor sell this Lease.

54. Tenant agrees and acknowledges that time is of the essence as to the payment of rent and additional rent hereunder to Landlord. Tenant agrees that in the event it fails to pay Landlord rent and additional rent within fifteen (15) days of the dates herein provided, Tenant's SECURITY DEPOSIT shall be increased by an amount equal to one (1) month's rent during the Lease Year of such default. If Tenant fails to remit such sums to Landlord within ten (10) days after written notice, Tenant shall be in default hereunder. Tenant agrees that in the event Tenant is late in full payment of more than two (2) monthly installments of rent or additional rent during any consecutive twelve (12) month-period during the term hereof, Landlord shall have the right but not the obligation to cancel this Lease on a fifteen (15) days written notice to Tenant and upon mailing of such notice this Lease shall be canceled and of no further force and effect as of the date and time set forth in such notice.

55. Upon the expiration and/or termination of this Lease, Tenant and occupants of the demised premises shall vacate the demised premises. Tenant shall pay the sum of $312.00 per day for each and every day that it holds over after said Lease term expires or is terminated as the case may be.

56. Tenant agrees that the value of the demised premises and the reputation of the Landlord will be seriously injured if the premises is used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not permit any obscene or pornographic material or semi-nude life performance on the premises, nor permit use of the premises for nude modeling, rap sessions or as a sex club of any sort or as a "MASSAGE PALOR". Tenant further agrees that Tenant will not permit any of these uses by any sub-lessee or assignee of the demised premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if, at any time, Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. Pornographic material is defined, for purposes of this Article, as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law, section 235.

57. Supplementing Article 15, Landlord represents that although the building does not have a certificate of occupancy, the demised premises may be legally used as described in paragraph 2 of the printed section of this Lease.

58. Supplementing Article 32 of the Printed Lease, Landlord shall deposit the SECURITY DEPOSIT in the interest-bearing Tenants' Lease Security Account currently maintained with Chemical Bank.

59. Landlord agrees to perform the following work at Landlord's sole cost and expense;

60. During the term of this Lease, Tenant shall pay to Landlord, as additional rent, the sum of $80.00 per month representing Guard Service Charge.

61. Notwithstanding any provisions herein to the contrary, any time after the end of the first lease year, Tenant may, at Tenant's option, terminate this Lease, upon at least, six months prior written notice to Landlord, which notice shall be delivered to Landlord together with six
     (6) months current rent at the time of such notice, to compensate Landlord for the termination of the Lease Agreement before the expiration date by Tenant.

     The six (6) months rent delivered to Landlord with said notice, shall be in addition to the monthly rent and additional rent paid by Tenant to Landlord which shall continue to be paid monthly by Tenant to Landlord until Tenant vacates the demised premises and delivers some to Landlord in a broom-clean condition.

62. During the terms of this Lease, Tenant shall be responsible for the payment of all electric power consumed on the 7th floor premises. However, should the rear part of the 7th floor space (Unite 7R) be rented by Landlord, Tenant (Soft-Com, Inc.) shall become responsible for 66.67% of the electrical power consumed on the 7th floor, and Landlord shall be responsible for 33.33% of the cost of electrical power on the 7th Floor.

63. Supplementing paragraph 3 of this Lease. Landlord's consent shall not be unreasonably withheld or delayed.

64. Supplementing Article 13, Landlord and/or his agents may enter the demised premises when necessary in cases of emergencies only.

65. Further supplementing paragraph 13, during the last month of the term of this Lease. Landlord agrees to alter, renovate or redecorate the demised premises in such a manner as to minimize interference with Tenant's operation.

66. Tenant shall have access to the demised premises seven (7) days a week, twenty-four (24) hours per day through the stairways after business hours.

                                           BY:
                                              -------------------------------
                                              HEXAGON ASSOCIATES ("LANDLORD")

                                           BY:
                                              -------------------------------
                                               SOFT-COM, INC. ("TENANT")

                                           Print Name: John Perril
                                                       ----------------------

                                           Title: President
                                                  ---------------------------

     Extension of Lease Agreement made this 3 day of December 1996 between BROADWAY--41ST STREET REALTY CORP. ("Landlord") and SOFT-COM, INC. ("Tenant").

     Reference is hereby made to the Lease Agreement ("The Lease") dated April 10, 1992 between Landlord and Tenant.

     Now, therefore, both parties agree as follows:

1.   The Lease Agreement shall be extended for an additional period of one
     (1) year effective February 1, 1997 through and including January 31, 1998.

2.   Tenant shall pay base rent to Landlord as follows:
          2/1/97 - 1/31/98     $4,866.53 per month.

3.   Tenant shall receive a one time $3,000.00 paint allowance.

4. Except as specified in this Extension of Lease Agreement, all other provisions, terms and conditions of the Lease Agreement dated
     April 10, 1992 shall remain valid and in full force during the term hereof.



                                       BY:________________________________
                                          BROADWAY--41ST ST. REALTY CORP.
                                                   (Landlord)


                                       BY:________________________________
                                          SOFT-COM, INC.
                                                   (Tenant)